Exhibit 99.1
Ridge at Blue Hills Braintree, MA 1818 Platinum Triangle Anaheim, CA Domain Brewers Hill Baltimore, MD Marina Pointe Marina del Rey, CA Citi 2011 Global Property CEO Conference Garrison Square Boston, MA

Portfolio UDR owns, acquires, renovates, develops, and manages apartment communities nationwide concentrated in markets with low single-family home affordability and job growth ahead of national average 59,614 homes in 213 communities(2) Average monthly same-store income per occupied home of $1,166 compared to national average of $986 Leading Multifamily REIT NYSE: UDR 38 year track record of paying dividends S&P 400 Enterprise value - $8.1 billion(1) (1) As of December 31, 2010. (2) As of December 31, 2010, includes all wholly-owned homes, homes in development and joint venture homes at 100%. (3) Percentages shown on map indicate contribution of year end 2010 total same-store net operating income (NOI). In September 2010 UDR announced that it entered the Boston market through the purchase of two operating communities consisting of 346 homes and one pre-sale venture to develop 240 homes. It is anticipated that the operating communities will enter the same-store pool in the 1st quarter of 2012. UDR Overview MD 7% DC 13% VA 10% MA(3) FL 16% 6% 4% 1% 37% 2% 2% 2% 4%

UDR's Competitive Strengths High Quality Portfolio with National Scale 59,614 apartment homes in 213 communities(1) Focused on markets with low home ownership affordability and above average job growth Operational Outperformance Greater than 95% same-store occupancy for the last seven quarters Same-store operating margin of 66.3% versus peer average of 62.9%(2) for 2010 Leading Operating Platform Technology initiatives continue to improve operating margins and enhance UDR customer experience Strong Development and Redevelopment Capabilities 1,708 homes under development or redevelopment representing $397 million of investment In 2010, delivered 1,583 homes representing $381 million of investment Balance Sheet In excess of $7.0B in total assets 2.3x fixed charge coverage ratio(3) and 50% debt to undepreciated assets As of December 31, 2010, includes all wholly-owned homes, homes in development and joint venture homes at 100%. Peer group includes AIV, AVB, BRE, CPT, EQR, ESS and PPS. As of December 31, 2010. Adjusted for non-recurring items.

4 Flexible and Strong Balance Sheet Total Cash and Credit Capacity $864M $864M 2011 Debt Maturities 2011 Debt Maturities -$320M Construction and Redevelopment Costs Construction and Redevelopment Costs -$265M Remaining Cash and Credit Capacity Remaining Cash and Credit Capacity $279M Financial Profile, as of December 31, 2010 The Whitmore, Arlington, VA The Kennedy Building, Seattle, WA Existing debt totals $3.6B, with weighted average rate of 4.2% and 5.7 years to maturity Investment grade rating from Standard & Poor's and Moody's Unencumbered pool of $3.8B, historical cost basis 4 Liquidity in Excess of Needs Through 2011

How Do We Measure Operational Excellence? Continued Outperformance for 2010 Occupancy Increased 40bps year over year to 95.7% Operating Margin Maintained operating margin in excess of 65% for 12 of the last 13 quarters Total Revenue Per occupied home = $1,166 Held revenue decline to only 0.90% versus peer decline of 1.40% through 2010. Expenses Increased by 0.6% for 2010. NOI Down 1.7% versus peer average decline of 2.7% through 2010 Transform Operations 5

Strong Development and Redevelopment Capabilities Development Pipeline consists of 1,170 homes in five communities with a total estimated cost of $350 million, or $299,000 per home. Invested $955 million, or $163,000 per home, in the development of 5,842 homes over the last five years. UDR owns numerous land parcels with the potential to develop approximately 2,700 homes. Redevelopment Pipeline consists of 538 homes in two communities with a total estimated cost of $47 million, or $87,300 per home. Invested $208 million, or $47,000 per home, in the redevelopment of 4,432 homes over the last five years. There are numerous other sites within the UDR portfolio with major redevelopment potential and we continue to monitor market conditions for the ideal time to start the redevelopment process. 6

Technology Platform - Launched Third Generation Website Changes and Additions Improved navigation Enriched menus and graphics Enhanced apartment search Latest Google Maps with Street views Real-time listings of apartment availability "Saved to Favorites" feature New online brochures UDR Modern Living: Unique look and feel Unique apartment search features Point-of-view Walking Tours Dancing Halos highlighting community's featured amenities

Technology Platform Designed to Meet Customers' Demands Ashton Judiciary Square - Washington, D.C. Percentage of: December 2010 December 2010 Payments received via ACH Payments received via ACH 79% Service requests entered through MyUDR.com Service requests entered through MyUDR.com 79% Move-ins initiated via an Internet source Move-ins initiated via an Internet source 63% Renewals completed electronically Renewals completed electronically 81% Strata-San Diego, CA

UDR/MetLife Joint Venture Executive Summary UDR acquired Hanover's interest in the existing Hanover/MetLife venture for $93 million for the following: A 12.27% weighted average interest in 26 operating communities containing 5,748 homes with a weighted average age of one year old and average home size of 1,257 square feet. A 4.14% weighted average interest in 11 land parcels with the potential to develop an additional 2,300 homes and the right to control the future development of these parcels The property and asset management agreements for the partnership Positive impact to earnings Cash-on-cash return of 9% and accretive to 2011 FFO(1) Weighted average monthly income per occupied home of $2,167, net of lease-up concessions $63 million of the $93 million was paid at closing and the balance will be paid to Hanover in two interest free payments of $20 million and $10 million on the first and second anniversary of the closing, respectively. (1) FFO accretion is dependent on the source of capital used to finance the transaction.

10 Hanover Square UDR announced it has entered into a definitive agreement with the Witkoff Group to acquire 10 Hanover Square for $260.8 million. Compelling transaction for the high density NY market: 493-home community in New York City's Financial District. 23-story building located between Water Street and Pearl Street that was redeveloped in 2005 from office to residential use. Total revenue per home of $3,000 per month. 41,650 square feet of retail space that is fully leased. Purchase price, excluding retail: $484,000 per apartment home. Purchase price will be funded through the assumption of an existing $192.0 million fixed rate mortgage at 5.93%, the issuance of approximately $64.3 million of OP units (floor price of $25 per unit) and approximately $4.5 million in cash.

Forward-Looking Statement Certain statements made in this release may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "likely," "will," " seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian ParkSM development, expectations concerning the joint venture with MetLife, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. Securities Law. This presentation and these forward-looking statements include UDR's analysis and conclusions based in part on third party data and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

Investor Relations Contact: H. Andrew Cantor acantor@udr.com 720.283.6083